SUPPLEMENT DATED JULY 29, 2004

TO

PROSPECTUSES DATED MAY 3, 2004

FOR

MONY VARIABLE ACCOUNT L

MONY AMERICA VARIABLE ACCOUNT L

Flexible Premium Variable Life Insurance Policy

Group Flexible Premium Variable Life Insurance Policy

Issued by

MONY Life Insurance Company

MONY Life Insurance Company of America

This supplement updates certain information contained in your Prospectus and Statement of Additional Information dated May 3, 2004, as previously supplemented to date (together the “Prospectus”). Unless otherwise indicated, all other information included in the Prospectus remains unchanged. The terms and section headings have the same meaning as the Prospectus. Please read and keep this supplement with your Prospectus for future reference.

1.	In the “Fee Table” section, in the table “Annual Portfolio Operating Expenses for the Year Ended December 31, 2003”, the fund expenses for portfolios of Janus Aspen Series are replaced with the table below. The fees and expenses shown have been restated to reflect reductions in the portfolios’ management fees, where applicable, effective July 1, 2004.

	Management Fees	Distribution and Service (12b-1) Fees	Other Expenses	Gross Total Annual Expenses	Amount of Contractual Waiver	Contractual Net Total Annual Expenses[1]

Janus Aspen Series—Institutional Shares
Capital Appreciation Portfolio	0.64%	N/A	0.03%	0.67%	0.00%	0.67%
Flexible Income Portfolio	0.50%	N/A	0.04%	0.54%	0.00%	0.54%
International Growth Portfolio	0.64%	N/A	0.11%	0.75%	0.00%	0.75%
Worldwide Growth Portfolio	0.60%	N/A	0.06%	0.66%	0.00%	0.66%

Janus Aspen Series—Service Shares
Mid Cap Value Portfolio	0.64%	0.25%	1.00%[2]	1.89%	0.40%	1.49%

(1)	Contractual Net Total Annual Expenses are stated both with and without contractual waivers by Janus Capital. Janus Capital has contractually agreed to waive certain portfolio’s total operating expenses until at least May 1, 2006.
(2)	Included in Other Expenses is a service fee of 0.10% of the average daily net assets to compensate Janus Services for providing, or arranging for the provision of, recordkeeping, subaccounting and administrative services to retirement or pension plan participants, variable contract owners or other underlying investors investing through institutional channels.

2.	Effective August 19, 2004, the names of the Vanguard Variable Insurance Fund Short-Term Corporate Portfolio and Vanguard VIF Short-Term Corporate Subaccount are changed. Existing portfolio and subaccount names in your prospectus are renamed Short-Term Investment-Grade Portfolio and Vanguard VIF Short-Term Investment-Grade Subaccount, respectively.

333-40554	14599 SL (Supp 7/29/04)
333-102233	14600 SL (Supp 7/29/04)
14630 SL CD (Supp 7/29/04)
14663 SL (Supp 7/29/04)
14664 SL (Supp 7/29/04)
14683 SL CD (Supp 7/29/04)